EQUITY SECURITIES TRUST II

Semiannual Report

June 30, 2002

Trustees

  Donald J. Puglisi, Managing Trustee

  William R. Latham III

  James B. O'Neill

Administrator, Custodian, Transfer Agent

and Paying Agent

  The Bank of New York

  100 Church Street

  New York, New York 10007

Summary Information

Equity Securities Trust I is a Delaware business trust. It was created to issue Equity Trust Securities and to carry out the transactions described in this summary. The Equity Trust Securities are securities that represent all of the beneficial interest in the trust. On December 18, 2001, the trust sold 9,791,336 Equity Trust Securities to the public at a price of $22.50 each. With the part of the net proceeds received from the sale of the Equity Trust Securities, the trust purchased a portfolio of U.S. treasury securities and, with the remainder of the proceeds, it purchased prepaid forward contracts for the purchase of Rainbow Media Group Class A tracking stock (“Class A tracking stock”) issued by Cablevision Systems Corporation (“Cablevision”) from certain subsidiaries of AT&T Corp. These subsidiaries are referred to in this summary as the “sellers.”

The terms of the Equity Trust Securities are designed to give the holders a higher current yield than they would receive by owning the Class A tracking stock, while also giving them the chance to share in the increased value of Class A tracking stock if its price goes up. Cablevision does not currently pay dividends on its tracking stock and has stated that it does not intend to do so, but in the future Cablevision might pay dividends that are higher than the distributions holders will receive from the trust. Holders of the Equity Trust Securities will receive less than they paid for their securities if the price of Class A tracking stock is below that price when the trust terminates on or shortly after February 15, 2005 (which is referred to below as the “exchange date”), but they will receive only part of the increased value if the price of the Class A tracking stock goes up, and then only if the price is above $27.45 per share shortly before the exchange date.

Each Equity Trust Security entitles the holder to a cash distribution of $0.3516 on each February 15, May 15, August 15 and November 15, ending on February 15, 2005. Those payments are made from maturing U.S. Treasury securities that the trust acquired when it issued the Equity Trust Securities.

On the exchange date, holders of the Equity Trust Securities will receive between 0.8197 and 1.0 shares of Class A tracking stock for each Equity Trust Security owned. If, shortly before the exchange date, the price of the Class A tracking stock is more than $27.45 per share, holders will receive 0.8197 shares of Class A tracking stock, or the cash equivalent, for each Equity Trust Security owned. If the price of the Class A tracking stock is more than $22.50 per share but less than or equal to $27.45 per share, holders will receive Class A tracking stock worth $22.50, or the cash equivalent, for each Equity Trust Security. Finally, if the price of Class A tracking stock is $22.50 per share or less, holders will receive one share of Class A tracking stock, or the cash equivalent, for each Equity Trust Security owned. Those amounts will be adjusted if Cablevision splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur.

Under their prepaid forward contracts with the trust, the sellers have the option to deliver cash to the trust instead of shares of Class A tracking stock. If the sellers decide to deliver cash, holders will receive the cash value of the Class A tracking stock they would have received under the sellers’ contracts instead of the shares themselves. If Cablevision merges into another company or liquidates, holders may receive shares of the other company or cash instead of Class A tracking stock on the exchange date. If a seller defaults under its prepaid forward contract with the trust, the obligations of the sellers under their contracts will be accelerated and the trust will immediately distribute to holders the Class A tracking stock or cash received by the trust under the prepaid forward contracts plus the amount of the U.S. treasury securities then held by the trust.

The sellers may elect to deliver cash instead of the Class A tracking stock subject to their contracts by completing an offering of securities to refinance the Equity Trust Securities (a “rollover offering”). The sellers may extend the exchange date under their prepaid forward contracts to May 15, 2005, but only in connection with a rollover offering. If the sellers extend the exchange date, they must deliver cash to be distributed as an additional partial distribution at the rate of $0.3516 per quarter for the period beginning on February 15, 2005 and ending on the extended exchange date. If the sellers complete a rollover offering and have extended the exchange date, the sellers will deliver the cash due under their prepaid forward contracts by the fifth business day after the extended exchange date. If the sellers have elected to extend the exchange date to May 15, 2005, the sellers will also have the option, in connection with the consummation of the rollover offering, of later accelerating the exchange date to between February 15, 2005 and May 15, 2005, in which case the sellers will deliver the cash due under their prepaid forward contracts by the fifth business day after the accelerated exchange date.

This is only a summary of certain provisions and features of the Equity Trust Securities and is not a complete statement of their terms. For a more complete description of the terms of these securities, you should refer to the trust=s prospectus dated December 12, 2001. A copy of this prospectus may be found in the Securities and Exchange Commission=s Electronic Data Gathering, Analysis and Retrieval (EDGAR) system at http://www.sec.gov.

EQUITY SECURITIES TRUST II STATEMENT OF ASSETS AND LIABILITIES June 30, 2002
(Unaudited)

ASSETS

Investments, at value (cost $208,299,205)	$109,501,266
Cash	366
Prepaid expenses	219,973

Total Assets	$109,721,605

LIABILITIES

Accounts payable	14,431
Unearned expense reimbursement	219,973

Total Liabilities	234,404

Net Assets	$109,487,201

COMPOSITION OF NET ASSETS

Equity Trust Securities
9,791,337 shares issued and outstanding (Note 9)	$208,285,140
Unrealized depreciation of investments	(98,797,939)

Net Assets	$109,487,201

Net Asset Value per share ($109,487,201/9,791,337 shares outstanding)	$11.18

The accompanying notes are an integral part of these financial statements.

EQUITY SECURITIES TRUST II SCHEDULE OF INVESTMENTS June 30, 2002
(Unaudited)
	Par	Maturity		Market
Securities Description	Value	Date	Cost	Value

United States Government Securities

United States Treasury Strips	$3,443,000	08/15/02	$3,436,494	$3,435,976
United States Treasury Strips	3,443,000	11/15/02	3,421,781	3,426,921
United States Treasury Strips	3,443,000	02/15/03	3,394,848	3,406,298
United States Treasury Strips	3,443,000	05/15/03	3,373,055	3,387,568
United States Treasury Strips	3,443,000	08/15/03	3,351,337	3,366,608
United States Treasury Strips	3,443,000	11/15/03	3,313,916	3,332,790
United States Treasury Strips	3,443,000	02/15/04	3,284,899	3,299,048
United States Treasury Strips	3,443,000	05/15/04	3,249,425	3,265,341
United States Treasury Strips	3,443,000	08/15/04	3,220,505	3,235,525
United States Treasury Strips	3,443,000	11/15/04	3,158,274	3,191,730
United States Treasury Strips	3,443,000	02/15/05	3,129,571	3,159,021
	$37,873,000		36,334,105	36,506,826

FORWARD PURCHASE CONTRACT:
9,791,936 Shares of Rainbow Media
Group Class A Tracking Stock			171,965,100	72,994,440
Total			$208,299,205	$109,501,266

The accompanying notes are an integral part of these financial statements.

EQUITY SECURITIES TRUST II STATEMENT OF OPERATIONS For the six months ended June 30, 2002
(Unaudited)

Interest income		$491,404

EXPENSES:
Administrative fees and expenses	$18,006
Legal fees	4,698
Audit fees	12,500
Trustees' fees	5,637
Other expenses	6,028

Total fees and expenses	46,869

EXPENSE REIMBURSEMENT (Note 7)	(46,869)

Total expenses - net		−

Net investment income		491,404

Net change in unrealized depreciation
of investments		(120,977,869)

Net decrease in net assets resulting from operations		$(120,486,465)

The accompanying notes are an integral part of these financial statements.

EQUITY SECURITIES TRUST II STATEMENTS OF CHANGES IN NET ASSETS For the six months ended June 30, 2002 and the period from December 18, 2001 (Commencement of Operations) to December 31, 2001
(Unaudited)	Six months
	ended	Period ended
	June 30,	December 31,
	2002	2001
OPERATIONS:

Net investment income	$491,404	$34,893
Net change in unrealized depreciation of investments	(120,977,869)	22,179,930
Net (decrease) increase in net assets
from operations	(120,486,465)	22,214,823

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(526,297)
Return of capital	(5,098,868)

Total distributions	(5,623,165)

CAPITAL SHARES TRANSACTION :

Gross proceeds from the sale of 9,791,336 shares		220,305,060
Less:
Selling commissions & offering costs		(6,923,152)
Net increase in net assets from capital
shares transactions		213,381,908

Total (decrease) increase in net assets for
the period	(126,109,630)	235,596,731

Net assets, beginning of period	235,596,831	100

Net assets, end of period	$109,487,201	$235,596,831

The accompanying notes are an integral part of these financial statements.

EQUITY SECURITIES TRUST II

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

Note 1.  Organization

Equities Securities Trust II (“Trust”) was established on October 30, 2001 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “Act”).  In December 2001, the Trust sold Equity Trust Securities to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933 and the Act.  The Trust used the proceeds to purchase a portfolio comprised of stripped U.S. Treasury securities and to pay the purchase price for prepaid forward purchase contracts for shares of  Rainbow Media Group Class A Tracking Stock from existing stockholders (the “Sellers”) of the. Rainbow Media Group Class A Tracking Stock.  Each Equity Trust Security represents between 0.8197 and 1.00 shares of  Rainbow Media Group Class A Tracking Stock.  The tracking stock, or its cash equivalent, is deliverable pursuant to the contract on February 15, 2005 and the Trust will thereafter terminate.

Pursuant to the Administration Agreement between the Trust and The Bank of New York (the “Administrator”), the Trustees have delegated to the Administrator the administrative duties with respect to the Trust.

Note 2.  Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust, which are in conformity with accounting principles generally accepted in the United States of America.

Note 3.  Valuation of investments

The U.S. Treasury Strips are valued at the mean of the bid and ask price at the close of the period.  Amortized cost is calculated using the effective interest method.  The forward purchase contract is valued at the mean of the bid prices received by the Trust at the end of each period from two independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the contracts and with terms comparable thereto, or if such bid quotations are not available, as determined in good faith by the Trustees.

Note 4.  Investment transactions

Securities transactions are accounted for on a trade date basis.  Interest income is recorded as earned and consists of accrual of discount.  Realized gains and losses are accounted for on the specific identification method.

Note 5.  Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Note 6.  Distributions

Equity Trust Security holders are entitled to receive distributions from the maturity of U.S. Treasury Strips of $1.4064 per annum or $.3516 per quarter (except for the first distribution on February 15, 2002 which was $.2227).  For the period ended June 30, 2002, the total distribution to shareholders is $5,623,165.  The distribution includes return of capital and net investment income of $526,297 and $5,096,868, respectively.

Note 7.  Purchases and Sales on Investment

Maturities of U.S. Treasury Strips for the period ended June 30, 2002 totaled $5,609,000. There were no purchases or sales of the U.S. Treasury Strips or forward purchase contracts during the period.

Note 8.  Trustees Fees

Each of the three Trustees has been paid a one-time, up front fee of $10,800 for their services during the life of the Trust.  The Managing Trustee has been paid an additional one-time, upfront fee of $3,600 for serving in such capacity.  The total prepaid fees of $36,000 have been paid by the Trust’s Sponsor.

Note 9.  Income Taxes

The Trust is treated as a Grantor Trust for Federal income tax purposes; accordingly, no provision is required for such taxes.

As of June 30, 2002, net unrealized depreciation of investments, based on cost for Federal income tax purposes, of $208,299,205, aggregated $98,797,939, consisting of gross unrealized appreciation and depreciation of investments of $173,238, and $98,971,177, respectively.

Note 10.  Expenses

The Trust’s Sponsor has paid each of the Administrator, the Custodian and the Paying Agent, and each Trustee, at the closing of the offering of the Equity Trust Securities a one-time, up-front amount, and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust.  The Trust’s Sponsor has agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent.

Note 11.  Forward Purchase Contract

The Trust has acquired and holds forward purchase contracts with existing shareholders of  Rainbow Media Group Class A Tracking Stock (the “Sellers”) and paid them $171,965,100 in connection therewith.  Pursuant to such contract, the Sellers are obligated to deliver to the Trust a number of shares of Rainbow Media Group Class A Tracking Stock on February 15, 2005 (the “Exchange Date”) so as to permit the holders of the Equity Trust Securities to exchange on the Exchange Date each of their Equity Trust Securities for between .8197 and 1.00 shares, or the cash equivalent.

Offering expenses of $314,000 were paid by the sellers.  This amount has been recorded as a reduction in the cost of the forward contract.

The Sellers obligations under the forward purchase contracts are collateralized by shares of Rainbow Media Group Class A Tracking Stock which are being held in the custody of the Trust’s Custodian, The Bank of New York.  At June 30, 2002, the Custodian held 9,791,336 shares with an aggregate value of $85,674,190.

Note 12.  Capital Share Transactions

During the offering period, the Trust sold 9,791,336 Equity Trust Securities to the public and received net proceeds of $213,381,908 ($220,305,060 less sales commissions and offering expenses of $6,923,152).  As of June 30, 2002, there were 9,791,336

 Equity Trust Securities issued and outstanding.

EQUITY SECURITIES TRUST II

FINANCIAL HIGHLIGHTS
(UNAUDITED)

The Trust’s financial highlights are presented below.  The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Trust's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period.  Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts.

		Period from
		December 18, 2001
		(Commencement
	For the six	of Operations) to
	months ended	December 31,
	June 30, 2002	2001
Net asset value, beginning of period	$24.06	$21.82 *
Income from Investment Operations:
Net investment income	.05	.00
Unrealized (loss) gain on investments	(12.36)	2.27
Net (decrease) increase in net asset value	(12.31)	24.09

Less: Distributions
Distribution from income	(.05)	-
Return of capital	(.52)	-
Total distributions	(.57)	-

Capital Share Transactions:
Offering costs	-	(.03)
Ending net asset value	$11.18	$24.06
Ending market value **	$11.47	$23.52
Total investment return (2)	(51.67)%	4.53%
Ratios/Supplemental data
Ratio of expenses to average net assets:
Before reimbursement (1)	.05%	.32%
After reimbursement (1)	.00%	.00%
Ratio of net investment income to average net assets:
Before reimbursement (1)	.52%	.08%
After reimbursement (1)	.57%	.41%
Net assets, end of period (in thousands)	$109,487	$235,597
(1) Annualized

(2) The total return based on market value measures the Trust's performance assuming investors purchased shares at market value as of the beginning of the period, reinvested dividends and other distributions at market value, and then sold their shares at the market value per share on the last day of the period.  The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Trust.  The total return for a period  of less than one year is not annualized.

* Net proceeds less selling commissions and offering expenses ($1.18 per share)
** Closing price on NYSE at end of year.